SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549




                               FORM 8-K

                            CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of Earliest Event Reported): December 15, 2000


                         VARI-L COMPANY, INC.
        (Exact Name of Registrant as Specified in its Charter)



      COLORADO                 0-23866                 06-0678347
(State of Incorporation)   (Commission File         (IRS Employer ID
                               Number)                  Number)


                          4895 Peoria Street
                        Denver, Colorado 80239
               (Address of Principal Executive Offices)




                            (303) 371-1560
                    (Registrant's Telephone Number,
                         including Area Code)





ITEM 5.  OTHER EVENTS

     On December 15, 2000 and December 20, 2000, Vari-L Company,
Inc.(the "Registrant") issued the press releases attached as Exhibits
99.1 and 99.2 to this report and incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits

  (a)     None

  (b)     None

  (c)     Exhibits

          10.1 Deferral and Waiver Agreement with Bank One, Colorado N.A. dated December 15, 2000
          99.1      Press Release dated December 15, 2000
          99.2      Press Release dated December 20, 2000




Date:  December 21, 2000           VARI-L COMPANY, INC.



                                   By:/s/G. Peter Pappas
                                      G. Peter Pappas
                                      Chief Executive Officer